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Exhibit 99.1

LETTER OF TRANSMITTAL

SILICON GRAPHICS, INC.

Offer To Exchange
For All Of Its Outstanding
5.25% Senior Convertible Notes Due 2004 (CUSIP No. 827056AC)
11.75% Senior Notes Due 2009 or
6.50% Senior Convertible Notes Due 2009
Pursuant To The Exchange Offer
Described in the Prospectus Dated April 21, 2003

THE EXCHANGE OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON MAY 16, 2003 UNLESS IT IS EXTENDED. TENDERS OF NOTES MAY BE WITHDRAWN UNTIL THE EXPIRATION DATE.

THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
U.S. BANK NATIONAL ASSOCIATION

By Registered or Certified Mail:	By Overnight Delivery or Hand:
U.S. Bank National Association Corporate Trust Services (Silicon Graphics, Inc.) 180 East Fifth Street St. Paul, MN 55101 Attn: Specialized Finance	U.S. Bank National Association Corporate Trust Services (Silicon Graphics, Inc.) 180 East Fifth Street St. Paul, MN 55101 Attn: Specialized Finance
To Confirm by Telephone: (651) 244-8161	For Information: (213) 533-8418	Facsimile Transmissions: (For Eligible Institutions Only) (651) 244-1537

        DELIVERY OF THIS LETTER OF TRANSMITTAL ("LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

        THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. IN ORDER TO TENDER YOUR OLD NOTES IN THE EXCHANGE OFFER, YOU MUST DELIVER THIS LETTER OF TRANSMITTAL (OR OTHERWISE AGREE TO THE TERMS OF THE EXCHANGE OFFER) AND DELIVER YOUR OLD NOTES (OR A NOTICE OF GUARANTEED DELIVERY) TO THE EXCHANGE AGENT SO THAT THEY ARE BOTH RECEIVED PRIOR TO THE TIME OF EXPIRATION OF THE EXCHANGE OFFER (THE "EXPIRATION DATE").

        IF YOU HAVE QUESTIONS REGARDING COMPLETING THIS LETTER OF TRANSMITTAL, YOU MAY CONTACT THE INFORMATION AGENT:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
 Call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

        The exchange offer is made upon the terms and subject to the conditions set forth in the Prospectus dated April 21, 2003 (as amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal. We refer to the Prospectus and the Letter of Transmittal together as the "Exchange Offer." Capitalized terms used but not defined in this Letter of Transmittal have the meaning given in the Prospectus.

        The Exchange Offer is subject to various conditions, including that at least 90% of the principal amount of 5.25% Senior Convertible Notes Due 2004 (the "Old Notes") be validly tendered and not withdrawn by the expiration of the Exchange Offer.

        In order to tender Old Notes in the Exchange Offer, you must BOTH

          (1)  (A) tender your Old Notes by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC") so that the Old Notes are received by the Exchange Agent prior to the expiration of the Exchange Offer in accordance with the procedures described under "Description of the Exchange Offer—Book-Entry Transfer" in the Prospectus and the instructions in this Letter of Transmittal, or

              (B) deliver a properly completed Notice of Guaranteed Delivery to the Exchange Agent by mail or facsimile so that it is received by the Exchange Agent at the address set forth on the cover of this Letter of Transmittal prior to the expiration of the Exchange Offer and otherwise tender your Old Notes in accordance with the guaranteed delivery procedures described under "Description of the Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus and the instructions in this Letter of Transmittal, AND

          (2)  submit a properly completed Letter of Transmittal to the Exchange Agent by mail or facsimile so that it is received by the Exchange Agent at the address set forth on the cover of this Letter of Transmittal prior to the expiration of the Exchange Offer. You need not submit this Letter of Transmittal if, in accordance with DTC's Automatic Tender Offer Program ("ATOP"), DTC will send an agent's message ("Agent's Message") stating that DTC has received an express acknowledgement from you that you will be bound by the terms and conditions hereof as if you had completed, executed and delivered this Letter of Transmittal.

        See Instruction No. 1 to this Letter of Transmittal. Delivery of this Letter of Transmittal or other documents to DTC does not constitute delivery to the Exchange Agent.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS MUST COMPLETE THIS BOX:

DESCRIPTION OF OLD NOTES TENDERED AND ELECTION OF NOTES TO BE RECEIVED

NAME(S) OF DTC PARTICIPANT(S) AND DTC ACCOUNT NUMBER(S) IN WHICH OLD NOTES ARE HELD: (MUST BE COMPLETED IF BLANK)

TOTAL PRINCIPAL AMOUNT TENDERED:

PRINCIPAL AMOUNT TENDERED FOR 11.75% SENIOR NOTES DUE 2009:

PRINCIPAL AMOUNT TENDERED FOR 6.50% SENIOR CONVERTIBLE NOTES DUE 2009 (SUBJECT TO PRORATION):

        OLD NOTES MAY BE TENDERED IN DENOMINATIONS OF $1,000 AND MULTIPLES THEREOF. OLD NOTES MAY BE TENDERED IN DENOMINATIONS OF $1,000 AND MULTIPLES THEREOF. UNLESS OTHERWISE SPECIFIED ABOVE, ALL OLD NOTES HELD FOR THE ACCOUNT OF THE UNDERSIGNED WILL BE TENDERED, AND ALL OLD NOTES TENDERED WILL BE DEEMED TENDERED FOR NEW NOTES. IF MORE THAN $120 MILLION IN AGGREGATE PRINCIPAL AMOUNT OF OLD NOTES ARE TENDERED FOR NEW CONVERTIBLE NOTES IN THE EXCHANGE OFFER, UP TO $120 MILLION IN PRINCIPAL AMOUNT OF NEW CONVERTIBLE NOTES WILL BE ALLOCATED ON A PRO RATED BASIS, AND ANY OLD NOTES NOT EXCHANGED FOR NEW CONVERTIBLE NOTES BECAUSE OF PRORATION WILL BE EXCHANGED FOR NEW NOTES.

METHOD OF DELIVERY OF OLD NOTES

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution
DTC Account Number
Transaction Code Number
☐

CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name of Registered Holder(s)
Window Ticket Number (if any)
Date of Execution of Notice of Guaranteed Delivery
Name of Institution which Guaranteed
If Guaranteed Delivery is to be made By Book-Entry Transfer
Name of Tendering Institution
DTC Account Number
Transaction Code Number

SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        Pursuant to the Exchange Offer by Silicon Graphics, Inc., a Delaware corporation (the "Company"), and on the terms and subject to the conditions set forth in the Prospectus dated April 21, 2003 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer to exchange (the "Exchange Offer"), the Company hereby proposes to exchange $1,000 principal amount of its 11.75% Senior Notes Due 2009 (the "New Notes"), or $1,000 principal amount of its 6.50% Senior Convertible Notes Due 2009 (the "New Convertible Notes") for each $1,000 principal amount of the Company's outstanding 5.25% Senior Convertible Notes Due 2004 (the "Old Notes"). Old Notes may be tendered for New Notes, for New Convertible Notes or for any combination thereof. If more than $120 million aggregate principal amount of Old Notes are tendered for New Convertible Notes, the Company will accept Old Notes for exchange on a prorated basis. Old Notes not accepted for exchange for New Convertible Notes because of proration will be exchanged for New Notes.

        Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to deliver Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes or New Convertible Notes to be issued in exchange for such Old Notes, present such Old Notes for transfer, and transfer the Old Notes on the books of the Company and receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

        The undersigned hereby represents and warrants that (1) the undersigned has read and agrees to all of the terms of the Exchange Offer, (2) the undersigned is the holder of the Old Notes tendered for exchange hereby, (3) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby and (4) when the Old Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby.

        For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes when the Company gives oral or written notice thereof to the Exchange Agent. Holders may withdraw their tendered Old Notes at any time until the Expiration Date. Holders who have tendered their Old Notes may not withdraw their notes after the Expiration Date. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes or New Convertible Notes be credited to the account indicated above maintained at DTC. Any Old Notes not exchanged or not accepted for exchange will be credited to the account indicated above maintained at DTC promptly following the expiration or termination of the Exchange Offer.

        The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "Description of the Exchange Offer—Procedures for Tendering" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a participant elects to accept the Exchange Offer by transmitting an express acknowledgement in accordance with the ATOP procedures, such participant shall be bound by all of the terms and conditions of this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, including that at least 90% of outstanding Old Notes are not properly tendered for exchange, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

        All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

HOLDER(S) SIGN HERE
(See Instructions 2, 5 and 6. Signature(s) Must be Guaranteed if Required by Instruction 2)

        The signature line below must be signed by registered holder(s) exactly as name(s) appear(s) on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian or another acting in a fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.

SIGN HERE

Date	, 2003
Signature

(Signature(s) of Holder(s))
Name(s)
(Please Print)
Capacity or Title
Address
(Include Zip Code)
Area Code and Telephone Number
Taxpayer Identification or Social Security Number
(Please also complete the Substitute Form W-9 herein)

GUARANTEE OF SIGNATURE(S)
(See Instructions 2 and 5)

Date:	, 2003
Authorized Signature
Name
(Please Print)
Capacity or Title
Address
(Include Zip Code)
Area Code and Telephone Number

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5 and 6)

        To be completed ONLY if the New Notes or New Convertible Notes are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.

        Issue New Securities to:

Name
(Please Print)
Address

(Include Zip Code)
Taxpayer Identification or Social Security Number
(Please also complete the Substitute Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5 and 6)

        To be completed ONLY if New Notes or New Convertible Notes are to be sent to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

        Mail New Securities to:

Name
(Please Print)
Address

(Include Zip Code)
Taxpayer Identification or Social Security Number
(Please also complete the Substitute Form W-9 herein)

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer

        1.    DELIVERY OF LETTER OF TRANSMITTAL; GUARANTEED DELIVERY PROCEDURES. Timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC and, unless a tendering holder will become bound by the terms and conditions hereof in accordance with DTC's ATOP procedures, this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date.

        Holders who wish to tender their Old Notes and who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "Description of the Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures:

  •
  such tender must be made by or through an Eligible Institution (as defined below);

  •
  a properly completed and duly executed copy of this Letter of Transmittal and Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and

  •
  confirmation of a book-entry transfer of all tendered Old Notes must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

        The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution (as defined below) in the form set forth in such Notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL OR OTHER DOCUMENTS SHOULD BE SENT TO THE COMPANY.

        The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or an Agent's Message in lieu thereof) waives any right to receive any notice of the acceptance of such tender.

        2.    GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

  •
  this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above or

  •
  such Old Notes are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

        3.    INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Notes Tendered and Election of New Notes to be Received" is inadequate, the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

        4.    WITHDRAWAL RIGHTS. Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn and identify the Old Notes to be withdrawn (including the principal amount of such Old Notes). Any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes and otherwise comply with the procedures of such facility. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any time on or prior to the expiration date by following one of the procedures described in the Prospectus under "Description of the Exchange Offer—Procedures for Tendering."

        All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be credited to the account specified herein maintained with DTC from which such Old Notes as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

        5.    SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

        If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If this Letter of Transmittal or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of such persons' authority to so act must be submitted.

        6.    SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Notes or New Convertible Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes or New Convertible Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Old Notes not exchanged will be returned by crediting the account maintained at DTC specified herein. See Instruction 4.

        7.    IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Old Notes not properly tendered or to not accept any particular Old Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

        8.    QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its address and telephone number set forth below. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Information Agent or from your broker, dealer, commercial bank, trust company or other nominee.

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
 Call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

        9.    BACKUP U.S. FEDERAL INCOME TAX WITHHOLDING. To prevent U.S. federal backup withholding tax on any payments of cash pursuant to the Exchange Offer, a holder tendering Eligible Notes in the Exchange Offer must, unless an exemption applies, provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and such holder is not subject to backup withholding tax. If a holder does not provide such holder's correct TIN, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such holder and any payment of cash to such holder pursuant to the Exchange Offer may be subject to backup withholding tax of 30%.

        Backup withholding tax is not an additional tax. Rather the amount of the backup withholding tax can be credited against the federal income tax liability of the person subject to the backup withholding tax, provided that the required information is given to the IRS. If backup withholding tax results in an overpayment of tax, a refund can be obtained by the holder.

        The holder is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the record owner of the Eligible Notes. If the Eligible Notes are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

        Certain holders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding tax. Foreign holders should complete and sign the main signature form and an IRS Form W-8BEN, a copy of which may be obtained from the Exchange Agent, in order to avoid backup withholding tax.

        10.  SECURITY TRANSFER TAXES. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith except that holders who instruct the Company to register New Notes or New Convertible Notes in the name of, or request that Old Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the tendering holder will be responsible for the payment of any applicable transfer tax thereon.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), AND ALL OTHER
REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT
ON OR PRIOR TO THE EXPIRATION DATE.

PAYER'S NAME: SILICON GRAPHICS, INC.

SUBSTITUTE FORM W-9	Part 1: PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
Department of the Treasury, Internal Revenue Service Payer's Request for Taxpayer Identification Number ("TIN")	Part 2: By signing below, I certify that: (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).

Part 3: Awaiting TIN / /
Part 4: Exempt TIN / /

Certification: UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, ACCURATE AND COMPLETE.
Signature	Date:
Name	(Please Print)

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN A $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments made to me will be withheld.

Signature	Date:
Name	(Please Print)

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LETTER OF TRANSMITTAL